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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)     May 5, 2005
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                            The Lamson & Sessions Co.
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               (Exact Name of Registrant as Specified in Charter)


            Ohio                     1-313                    34-0349210
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(State or Other Jurisdiction      (Commission                (IRS Employer
       of Incorporation)          File Number)              Identification No.)

25701 Science Park Drive, Cleveland, Ohio                      44122-7313
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code            (216) 464-3400
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

         On May 5, 2005, The Lamson & Sessions Co. (the "Company") announced that its Board of Directors approved Amendment No. 1, dated as of May 5, 2005 (the "Amendment"), to the Rights Agreement, dated as of September 8, 1998 (the "Rights Agreement"), between the Company and National City Bank, as rights agent. The Amendment provides that any person may own up to 20% of the Company's outstanding common stock before any Triggering Event (as defined in the Rights Agreement) will be deemed to occur.

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which has been filed as an exhibit hereto and incorporated herein by this reference. Copies of the Rights Agreement and the Amendment are available free of charge from the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Number                  Exhibit
                  ------                  -------

                  4.1 Amendment No. 1, dated as of May 5, 2005, to the Rights Agreement, dated as of September 8, 1998, between the Company and National City Bank, as rights agent, incorporated herein by reference from Exhibit 4.1 to the Company's Registration Statement on Form 8-A/A filed on May 5, 2005.

                  99.1                    Press release, dated as of
                                          May 5, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               THE LAMSON & SESSIONS CO.



                           By: /s/ James J. Abel
                               --------------------------------
                               Name:  James J. Abel
                               Title:  Executive Vice President, Secretary,
                               Treasurer and Chief Financial Officer


Date:  May 5, 2005


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                                  EXHIBIT INDEX



         Number         Description
         ------         -----------

          4.1 Amendment No. 1, dated as of May 5, 2005, to the Rights Agreement, dated as of September 8, 1998, between the Company and National City Bank, as rights agent, incorporated herein by reference from Exhibit 4.1 to the Company's Registration Statement on Form 8-A/A filed on May 5, 2005.

          99.1          Press release, dated as of May 5, 2005.



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